COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 Gannett Drive
                          White Plains, New York 10604



                           NOTICE OF A SPECIAL MEETING
                                 OF STOCKHOLDERS
                         TO BE HELD ON November 13, 1998




To the Stockholders of
COMMUNITY MEDICAL TRANSPORT, INC.
4 Gannett Drive
White Plains, New York 10604

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of COMMUNITY MEDICAL TRANSPORT, INC. , a Delaware corporation (the "Company"), will be held at 4 Gannett Drive, White Plains, New York on November 13, 1998 at the hour of 9:00 a.m., for the following purposes:

         1) To consider and vote on a proposed amendment to amend the Company's Certificate of Incorporation to provide for a 6 to 1 reverse capitalization of the Company's outstanding common stock, $.001 par value;

         2) To consider and vote on a proposed amendment to amend the Company's Certificate of Incorporation to decrease the authorized common stock of the Company from 20,000,000 shares to 5,000,000 shares, to decrease the authorized shares of preferred stock of the Company, $.001 par value, from 5,000,000 to 1,000,000 and to eliminate the Class A nonvoting common stock of the Company, $.001 par value; and

         3) To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on October 5, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                                CRAIG V. SLOANE, Secretary


White Plains, New York
November 3, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                        COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 Gannett Drive
                          White Plains, New York 10604



                                 PROXY STATEMENT



         This Proxy Statement is being mailed on or about November 3, 1998 to all stockholders of record at the close of business on October 5, 1998 in connection with the solicitation by the Board of Directors of COMMUNITY MEDICAL TRANSPORT, INC. (the "Company") of Proxies for a Special Meeting of Stockholders (the "Meeting") to be held on November 13, 1998. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specified instructions, will be voted for the proposed amendment to the Company's Certificate of Incorporation. The Company's Board of Directors does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above,
Attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

         The total number of shares of the Company's common stock outstanding as of October 5, 1998 was 5,993,652. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on October 5, 1998 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 2,996,827 shares, must be present at the Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required for the proposals to amend the Certificate of Incorporation.

         Shares that are withheld and broker non-votes will have the same effect on the vote.

         Under  the  General   Corporation   Law  of  the  State  of   Delaware,
stockholders of the Company do not have appraisal rights in connection with the proposal.

         A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 4 Gannett Drive, White Plains, New York, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

                                   PROPOSAL 1


         The Board of Directors has unanimously decided to submit to a vote of the stockholders a proposal to amend the Company's Certificate of Incorporation to reduce the number of the Company's issued and outstanding shares of common stock, which is to be achieved by undertaking a reverse stock split whereby every 6 shares of common stock of the Company (the "Common Stock") outstanding on the close of business on October 5, 1998 (the "Existing Shares") shall be exchanged for one (1) share of the Company's Common Stock (the "New Shares") having terms identical in every respect to the Existing Shares (the transaction shall be referred to herein as the "Reverse Split"). Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole number.

         The reason for the proposed reverse stock split of the Company's common stock is to assure continued listing on the Nasdaq SmallCap Stock Market. The Company is required to maintain a minimum bid price per share of $1.00. The minimum bid for the Company's common stock has been below $.50, and the Company has been advised by Nasdaq that unless the Company's common stock maintains a minimum bid price per share of $1.00 or more for 10 consecutive trading days, it will be delisted from the SmallCap Market on December 2, 1998. While the Company may appeal such action, the Company has determined that it is advisable to attempt to increase the price of its common stock.

         If the Reverse Split is approved by the stockholders, it will occur at the close of business on November 13, 1998. At the close of business on October 5, 1998, the Company had approximately 5,993,652 shares of Common Stock outstanding. The Reverse Split will reduce this number to approximately 998,942. Except as a result of the receipt by some stockholders of an additional shares as a result of rounding up fractional shares, the Reverse Split, in itself, will not affect any stockholders' percentage holdings in the Company. However, Proposal 2 contemplates that the number of shares of Common Stock authorized by the Company's Certificate of Incorporation shall be reduced to 5,000,000, that the number of shares of preferred stock of the Company, $.001 par value, shall be reduced to 1,000,000 shares, and the Class A nonvoting common stock of the Company, $.001 par value, shall be eliminated.

         It is anticipated that the Company may issue additional shares of Common Stock in the future to raise additional capital.

         If the Reverse Split is approved by the stockholders, each stockholder will, as soon as practicable after the Meeting, be notified that their shares of Existing Shares have been converted to a reduced number of New Shares pursuant to the Reverse Split and Stockholders will then be asked to exchange their certificates representing the Existing Shares for new certificates evidencing the New Shares.

         In order to effect the Reverse Split, the Company's Certificate of Incorporation must be amended in the manner set forth on A. The only effect of such amendment will be to cause the Reverse Split as described herein. A vote by a stockholder in favor of the Reverse Split will constitute a vote in favor of amending the Company's Certificate of Incorporation in the manner set forth on Annex A.

         The Company's Board of Directors believes that maintenance of the Nasdaq listing is beneficial to the Company and its stockholders and recommends a vote for the proposed reverse stock split of the Company's common stock. The Board of Directors believes the proposed Reverse Split will create long-term benefit for the Company by increasing market interest in the Company's Common Stock and increasing the nominal per-share value and per-share earnings of the Company's Common Stock. Given the volatility of the Company's common stock, the Board of Directors believes that the proposed reverse stock split will help maintain a sufficient minimum bid price per share to ensure continued listing on the SmallCap Stock Market.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED REVERSE SPLIT.

                                   PROPOSAL 2

         The Board of Directors has unanimously decided to submit to a vote of the stockholders a proposal to amend the Company's Certificate of Incorporation to decrease the authorized Common Stock of the Company from 20,000,000 shares to 5,000,000 shares, to decrease the authorized shares of preferred stock of the Company (the "Preferred Stock"), $.001 par value, from 5,000,000 to 1,000,000 and to eliminate the Class A nonvoting common stock of the Company (the "Class A Common Stock"), $.001 par value (collectively, the "Stock Decrease").

         The reason for the proposed Stock Decrease is to reduce the aggregate number of authorized capital shares of the Company. The Stock Decrease will have the effect of decreasing the Company's Delaware Franchise Tax expense. The Company does not believe the elimination of the Class A Common Stock will have any negative peripheral effects. There are currently no shares of Class A Common Stock or Preferred Stock outstanding, and the Company believes that the Preferred Stock has the same utility as the Class A Common Stock in the event that the issuance of shares other than Common Stock is warranted.

         In order to effect the Stock Decrease, the Company's Certificate of Incorporation must be amended in the manner set forth on Annex B. The only effect of such amendment will be to cause the authorized shares of capital stock of the Company to be reduced or eliminated as described herein. A vote by a stockholder in favor of the Stock Decrease will constitute a vote in favor of amending the Company's Certificate of Incorporation in the manner set forth on Annex B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED STOCK DECREASE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of September 30, 1998 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


    Name and address of Beneficial Owner            Number of Shares Beneficially
                                                                Owned                             Percentage of Class
--------------------------------------------      ----------------------------------      ------------------------------------

Dean L. Sloane                                              1,440,596 (1)                           24.0%
45 Morris Street
Yonkers, NY 10705

Craig V. Sloane                                                95,000 (2)                            1.6%
45 Morris Street
Yonkers, NY 10705

Bernard M. Kruger                                             119,900 (3)                            2.0%
170 East 78th Street
New York, NY 10021

Lucius J. Riccio                                                9,500 (3)                             *
315 East 69th Street
New York, NY 10021

Ronald V. Davis                                               376,667 (4)                            6.3%
c/o Davis Capital LLC
2015 West Main Street
Stamford, Connecticut, 06902

Andrew M. Lessak                                              334,481 (5)                            5.6%
c/o Joseph Charles & Assoc.
2500 North Military Trail
Boca Raton, Florida 33431

All directors and executive officers as a                   1,687,496 (6)                           27.5%
group (6 persons)

------------
* Less than 1%
(1) Does not include 100,000 shares owned by Mary K. Sloane, Dean L. Sloane's wife. Dean L. Sloane disclaims beneficial ownership of such shares.

(2) Includes 95,000 shares of the Company's Common Stock subject to presently exercisable options.

(3) Includes 9,500 shares of the Company's Common Stock subject to presently exercisable options.

(4) As reported in a Schedule 13D, dated July 3, 1997.

(5) As reported in a Schedule 13G, dated September 23, 1998.

(6) Includes 136,500 shares subject to presently exercisable options.

                                                               ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        COMMUNITY MEDICAL TRANSPORT, INC.

-------------------------------------------------------------------------------


                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

-------------------------------------------------------------------------------


COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation (the "Corporation"), does hereby certify as follows:

         FIRST: that this Amendment shall provide for a reverse stock split (the "Reverse Stock Split") of the Corporation's common stock, par value $.001, per share (the "Old Common Stock"), whereby each 6 shares of Old Common Stock shall be combined into one validly issued share of new common stock (the "New Common Stock"), the par value of which shall remain unchanged. Fractional shares will be rounded up to the nearest whole number.

         SECOND: that this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Incorporation on the __ day of November, 1998, and affirms that the statements contained herein are true under the penalty of perjury.





                        COMMUNITY MEDICAL TRANSPORT, INC.


                                            By:
                                            Name:
                                            Title:

ATTEST:

By:
Name:
Title:

                                                                      ANNEX B

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        COMMUNITY MEDICAL TRANSPORT, INC.


-------------------------------------------------------------------------------


                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

-------------------------------------------------------------------------------



COMMUNITY MEDICAL TRANSPORT, INC., a Delaware corporation (the "Corporation"), does hereby certify as follows:


         FIRST: that this Amendment shall provide for a change in the total number of shares of capital stock which the Corporation shall have the authority to issue.

         SECOND: that the paragraphs labeled 4. and 4. A. in the Company's Certificate of Incorporation, as amended, is hereby amended so that they shall read as follows:

         4. The total number of shares of stock which the Corporation shall have authority to issue is 6,000,000, which shall consist of (i) 5,000,000 shares, par value $.001 per share, designated as Common Stock (the "Common Stock") and
(ii) 1,000,000 shares, par value $.001 per share, designated as Preferred Stock (the "Preferred Stock").

     A. Common Stock. Subject to the provisions of any series of Preferred Stock which may at the time be outstanding, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available for the purpose, such dividends as may be declared from time to time by the Board of Directors. In the event of the liquidation of the Corporation, or upon distribution of its assets, after the payment in full or the setting apart for payment of such preferential amounts, if any, as the holders of shares of Preferred Stock at the time outstanding shall be entitled, the remaining assets of the Corporation available for payment and distribution to holders of shares of Common Stock shall, subject to any participating or similar rights of shares of Preferred Stock at the time outstanding, be distributed ratably among the holders of shares of Common Stock at the time outstanding. All shares of Common Stock shall have no preference, conversion, exchange, preemptive or redemption rights. The entire voting power shall be vested in the shares of Common Stock. All shares of Common Stock shall have equal, non-cumulative voting rights.

         THIRD: that this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Incorporation on the __ day of November, 1998, and affirms that the statements contained herein are true under the penalty of perjury.

                        COMMUNITY MEDICAL TRANSPORT, INC.


                                            By:
                                            Name:
                                            Title:
ATTEST:

By:
Name:
Title:

                        COMMUNITY MEDICAL TRANSPORT, INC.
                                 4 GANNETT DRIVE
                          WHITE PLAINS, NEW YORK 10604

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY MEDICAL TRANSPORT, INC.

         The undersigned Stockholder of Community Medical Transport, Inc., a Delaware corporation, hereby acknowledges receipt of the Special Meeting of Stockholders and Proxy Statement dated November 3, 1998, and hereby appoints Dean L. Sloane and Craig V. Sloane, and each of them proxies and attorneys-in-fact with full power to each of them of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Community Medical Transport, Inc., to be held on November 13, 1998 at 9:00 a.m., local time, at the 4 Gannett Drive, White Plains, New York, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth below:

1. Proposal to provide for a 6 to 1 reverse capitalization of the Company's outstanding common stock:


                  __ FOR            __ AGAINST                __ ABSTAIN

2. Proposal to decrease the authorized common and preferred stock of the Company and to eliminate all of the Class A nonvoting common stock of the Company:


                  __ FOR            __ AGAINST                __ ABSTAIN


and upon such other matter or matters that may properly come before the meeting or any adjournment or adjournments thereof.


                                          (to be signed on reverse side)

                                            (continued from other side)

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.



                                   Dated: November __, 1998


                                                          Signature


                                                          Signature

                                                     (This   proxy   should   be
                                                     marked, dated and signed by
                                                     the stockholder(s)  exactly
                                                     as his/her/its name appears
                                                     hereon,     and    returned
                                                     promptly  in  the  enclosed
                                                     envelope.  Persons  signing
                                                     in  a  fiduciary   capacity
                                                     should  so   indicate.   If
                                                     shares  are  held by  joint
                                                     tenants  or  as   community
                                                     property,    both    should
                                                     sign.)